EXHIBIT 24


                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                                    SIGNATURE


      February 20th, 1996                    S/ LOUIS A. DESENBERG
                                             Louis A. Desenberg
































                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                                    SIGNATURE


         3/5/96                              S/ MERLIN HANSON
                                             Merlin Hanson


































                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                                    SIGNATURE


     Feb. 21, 1996                           S/ THOMAS T. HUFF
                                             Thomas T. Huff


































                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                                    SIGNATURE


      March 6, 1996                          S/ RONALD F. KINNEY
                                             Ronald F. Kinney


































                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                                    SIGNATURE


    February 26, 1996                        S/ JAMES E. LEBLANC
                                             James E. LeBlanc


































                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                                    SIGNATURE


       Feb. 22, 1996                         S/ L. RICHARD MARZKE
                                             L. Richard Marzke


































                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                                    SIGNATURE


       2-20, 1996                            S/ JAMES F. MURPHY
                                             James F. Murphy


































                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                                    SIGNATURE


         2/21/96                             S/ ROBERT L. STARKS
                                             Robert L. Starks


































                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                                    SIGNATURE


         2-22-96                             S/ JEFF TOBIAN
                                             Jeff Tobian


































                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                                    SIGNATURE


       Feb. 18, 1996                         S/ HARRY C. VORYS
                                             Harry C. Vorys


































                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                                    SIGNATURE


       March 1, 1996                         S/ HYMAN WARSHAWSKY
                                             Hyman Warshawsky


































                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                                    SIGNATURE


       Feb. 21, 1996                         S/ RONALD L. ZILE
                                             Ronald L. Zile